Loan ID	Final Current Event Level	Current Exceptions	Collection Comments
5610445632	3	[3] Currently Delinquent Mortgage [3] Borrower in BK - no relief granted [2] Current Bankruptcy
It appears the loan will perform with intervention. The loan is due for 01/01/2014; the most recent payment posted on 01/13/2014. The reason for delinquency is unknown. On 11/xx/2008, the borrower filed chapter 13; case#xxx. The case remains active. There was no evidence of tax or title issues.

4678750116	1
It appears the loan will perform. The loan is currently due for 03/01/2014; last payment was received on 02/03/2014. Reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance on 05/31/2013; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was granted a loan modification, prior to the review period, which the borrower re-defaulted on as of 04/01/2013.

4939848411	1
It appears that the loan will perform.  The loan is due for 3/1/2014; most recent payment received was 2/14/2014.  No evidence of delinquency within the review period. The loan was modified prior to the review period.

9602326363	1
It appears the loan will perform. The loan is currently due for 02/01/14; the last payment was received on 01/08/14. The reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance on 01/08/14; the borrower's payment history reflects no further evidence of delinquency. The Servicer has been unable to establish contact with the borrower during the review period. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

5441269356	1
It appears the loan will perform. The loan is currently due for 03/01/04; last payment was received on 02/07/14. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 01/14/14; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

9654777865	3	[3] Currently Delinquent Mortgage [2] Verbal Dispute - Servicer responded and issue open with active efforts to resolve
It appears that the loan will perform. The loan is due for 04/01/2014; with the last payment received on 04/04/2014. Reason for default is cietd as servicing issues. Comments do not indicate any evidence of foreclosure activity. Collection comments on 02/07/2014 report a chapter 13 bankruptcy (case number xxx) was discharged on 01/xx/2014, and closed 02/xx/2014. No active loss mitigation efforts are evident. Collection comments dated 04/22/2014 indicate that the borrower has an active payment dispute with the servicer due to funds incorrectly applied; and pending reversal to bring the loan current. As of this review the request has not been completed. There is no evidence of delinquent taxes or title issues.

5493924593	1
It appears that the loan will perform.  The loan is due for 05/01/2014 and the last payment made was on 05/01/2014.  Collection comments cited the reason for default as reduced income.  The borrower was able to cure past delinquencies without the aid of loss mitigation and has brought the account current.

3952290970	3	[3] Potential REO [2] Currently Delinquent Mortgage
It appears the loan will not perform.  The loan is next due for 02/01/2010; last payment received was not within the review period.  The reason for delinquency was cited as curtailment of income due to disability.  The loan is in foreclosure; referred to legal counsel on 04/xx/2013. There is no evidence of active loss mitigation efforts within the review period.  The last contact was with the co-borrower on 06/07/2013.  The co-borrower advised of intentions to keep property and stated the financial package was being worked on to forward for review.  The comment also reflects the borrower had Attorney Representation,xxx. There has been no further contact with the borrower/co-borrower or the Attorney. An equity analysis was completed on 03/14/2014.  There is no evidence of delinquent taxes or title issues.

7977457881	2	[2] Currently Delinquent Mortgage [2] Mod1 Incomplete
It appears that the loan will perform with intervention. The loan is due for 08/01/2015; the most recent payment was received on 08/24/2015. The reason for default is cited as excessive obligations. Commentary does not denote foreclosure referral or pre-foreclosure status. Notes do not reflect discussion or interest in loss mitigation opportunities.  An inspection report dated 09/24/2015 states the property is occupied.